                                                                      EXHIBIT 24

                        PINNCLE FINANCIAL SERVICES, INC.


     KNOW ALL MEN by these presents that John P. Cunningham does hereby make, constitute and appoint Richard L. Schanze, David W. Kolhagen, Arnold L. Weaver, and John A. Newcomer and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Pinncle Financial Services, Inc. for the year ended December 31, 1996, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the 31st day of March, 1997.


                                        /s/ John P. Cunningham
                                        ----------------------------------------
                                        John P. Cunningham

                        PINNCLE FINANCIAL SERVICES, INC.


     KNOW ALL MEN by these presents that Charles R. Edinger does hereby make, constitute and appoint Richard L. Schanze, David W. Kolhagen, Arnold L. Weaver, and John A. Newcomer and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Pinncle Financial Services, Inc. for the year ended December 31, 1996, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the 31st day of March, 1997.




                                        /s/ Charles R. Edinger
                                        ----------------------------------------
                                        Charles R. Edinger

                        PINNCLE FINANCIAL SERVICES, INC.


     KNOW ALL MEN by these presents that John D. Fetters does hereby make, constitute and appoint Richard L. Schanze, David W. Kolhagen, Arnold L. Weaver, and John A. Newcomer and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Pinncle Financial Services, Inc. for the year ended December 31, 1996, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the 29th day of March, 1997.


                                        /s/ John D. Fetters
                                        ----------------------------------------
                                        John D. Fetters

                        PINNCLE FINANCIAL SERVICES, INC.


     KNOW ALL MEN by these presents that Richard L. Schanze does hereby make, constitute and appoint Richard L. Schanze, David W. Kolhagen, Arnold L. Weaver, and John A. Newcomer and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Pinncle Financial Services, Inc. for the year ended December 31, 1996, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the 31st day of March, 1997.


                                        /s/ Richard L. Schanze
                                        ----------------------------------------
                                        Richard L. Schanze

                        PINNCLE FINANCIAL SERVICES, INC.


     KNOW ALL MEN by these presents that Kay F. Varga does hereby make, constitute and appoint Richard L. Schanze, David W. Kolhagen, Arnold L. Weaver, and John A. Newcomer and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Pinncle Financial Services, Inc. for the year ended December 31, 1996, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the 31st day of March, 1997.


                                        /s/ Kay F. Varga
                                        ----------------------------------------
                                        Kay F. Varga

                        PINNCLE FINANCIAL SERVICES, INC.


     KNOW ALL MEN by these presents that Arnold L. Weaver does hereby make, constitute and appoint Richard L. Schanze, David W. Kolhagen, Arnold L. Weaver, and John A. Newcomer and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Pinncle Financial Services, Inc. for the year ended December 31, 1996, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the 29th day of March, 1997.


                                        /s/ Arnold L. Weaver
                                        ----------------------------------------
                                        Arnold L. Weaver

                        PINNCLE FINANCIAL SERVICES, INC.


     KNOW ALL MEN by these presents that David W. Kolhagen does hereby make, constitute and appoint Richard L. Schanze, David W. Kolhagen, Arnold L. Weaver, and John A. Newcomer and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Pinncle Financial Services, Inc. for the year ended December 31, 1996, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the 29th day of March, 1997.



                                        /s/ David W. Kolhagen
                                        ----------------------------------------
                                        David W. Kolhagen